Exhibit 10.36


                         CALIFORNIA WATER SERVICE GROUP
                       RESTRICTED STOCK AWARD GRANT NOTICE
                              EQUITY INCENTIVE PLAN

California Water Service Group (the "Company"), pursuant to its Equity Incentive Plan (the "Plan"), hereby awards to Participant the number of shares of the Company's Common Stock set forth below ("Award"). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Award:
Consideration:                                       Participant's Past Services

Vesting Schedule:   [ ]  100% of the  shares vest  ___  years after  the Vesting
                         Commencement Date

                    [ ] The shares vest annually over ___ years after the Vesting Commencement Date

                    [ ] The shares vest quarterly over ___ years after the Vesting Commencement Date

                    [ ] The shares vest monthly over ___ years after the Vesting Commencement Date

                    [ ] ___% of the shares vest on the first anniversary of the Vesting Commencement Date; thereafter, the shares vest monthly quarterly annually, over ___ years

                    Vesting is contingent upon completion of Continuous Service; annual, quarterly or monthly vesting is at an equal rate over the vesting period.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:
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CALIFORNIA WATER SERVICE GROUP                          PARTICIPANT:


By:
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               Signature                                  Signature

Title:                                     Date:
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Date:
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ATTACHMENTS:  Restricted Stock Award  Agreement,  Equity Incentive Plan, form of
              Assignment Separate from Certificate and form of Joint Escrow Instructions